UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2021

DuPont de Nemours, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38196	81-1224539
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

974 Centre Road,	Building 730	Wilmington,	Delaware	19805
(Address of Principal Executive Offices)				(Zip Code)

(302) 774-3034
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On February 1, 2021, DuPont de Nemours, Inc. (“DuPont” or the “Company”) completed the separation and distribution of the Nutrition & Biosciences business segment (the "N&B Business"), and merger of Nutrition & Biosciences, Inc. (“N&B”), a DuPont subsidiary formed to hold the N&B Business, with a subsidiary of International Flavors & Fragrances Inc. ("IFF"). In conjunction with the closing of the N&B Transaction, the Company also changed its management and reporting structure.

DuPont is filing this Current Report on Form 8-K to recast its consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2020 filed with the Securities and Exchange Commission (“SEC”) on February 12, 2021 (the “2020 Form 10-K”) to reflect the presentation of the N&B Business as discontinued operations and to reflect the changes in the Company's reportable segments.

The Company has revised the following portions of its 2020 Form 10-K to reflect the presentation of its N&B business as discontinued operations and, where applicable, changes to its reportable segments:

•Part 1, Item 1. Business
•Part 1, Item 2. Properties
•Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
•Part II, Item 7A. Quantitative and Qualitative Disclosures about Market Risk
•Part II, Item 8. Financial Statements and Supplementary Data
•Part IV, Item 15. Exhibits, Financial Statement Schedules

Except as specifically set forth herein as required to reflect the historical results of the N&B business as discontinued operations and to reflect the change in the Company's reporting structure, this filing does not purport to update for any other information, developments, transactions, risks or any other known trends, events or uncertainties that have arisen since the Company’s 2020 Form 10-K was filed on February 12, 2021 or are otherwise known to management. More current information regarding events subsequent to the Company filing its 2020 Form 10-K on February 12, 2021 is contained in the Company’s first quarterly report on Form 10-Q for the period ended March 31, 2021, filed with the SEC on May 4, 2021, (“2021 Q1 Form 10-Q”) and other SEC filings made subsequent to the filing of the 2020 Form 10-K. This Form 8-K should be read in conjunction with the Company’s 2020 Annual Report on Form 10-K and those other subsequent filings with the SEC, including its 2021 Q1 Form 10-Q. These subsequent SEC filings contain important information regarding events, risks, developments and updates affecting the Company and its expectations that have occurred since the filing of the Company’s 2020 Form 10-K. The information contained herein is not an amendment to, or a restatement of, the Company’s 2020 Form 10-K.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.
23.2	Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP.
23.3	Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP.
23.4	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.
99.1
As Recasted Part I, Item 1. Business and Item 2. Properties. As Recasted Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, Item 7A. Quantitative and Qualitative Disclosures About Market Risk and Item 8. Financial Statements and Supplementary Data. As Recasted Part IV, Item 15. Exhibits, Financial Statement Schedules.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT DE NEMOURS, INC.
Registrant
Date: June 3, 2021

By:	/s/ Michael G. Goss
Name:	Michael G. Goss
Title:	Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.
23.2	Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP.
23.3	Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP.
23.4	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.
99.1	As Recasted Part I, Item 1. Business and Item 2. Properties. As Recasted Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, Item 7A. Quantitative and Qualitative Disclosures About Market Risk and Item 8. Financial Statements and Supplementary Data. As Recasted Part IV, Item 15. Exhibits, Financial Statement Schedules.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.